CENTURY CAPITAL MANAGEMENT TRUST
January 20, 2017

Supplement to the Statement of Additional Information dated February 27, 2016

The table entitled “INTERESTED TRUSTEE and OFFICERS” on page 20 of the Statement of Additional Information is replaced, in its entirety, with the following table:

INTERESTED TRUSTEES and OFFICERS[1]
Alexander L. Thorndike (1966) Trustee, 1999 to present; Chairman and Principal Executive Officer, 2004 to present	Managing Partner, Century Capital Management, LLC. No other directorships held.	3
Julie Smith (1971) Principal Financial Officer, 2008 to present; Secretary and Chief Compliance Officer, January 2017 to present	Chief Financial Officer, Chief Compliance Officer (January 2017 to present), Century Capital Management, LLC.	N/A

1	Each person listed is considered an “interested person” of the Trust within the meaning of the 1940 Act by virtue of being an officer or employee of the Adviser.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.